                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):         March 28, 2000



                                TEGAL CORPORATION
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-26824                  68-0370244
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
        of Incorporation)                                    Identification No.)



                          2201 South McDowell Boulevard
                           Petaluma, California 94955
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (707) 763-5600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

        On January 4, 2000, Tegal Corporation, a Delaware corporation, (the "Company") filed a registration statement (File No.333-94093) on Form S-3 with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $8,000,000 in securities of the Company (the "Registration Statement"). On January 10, 2000, the Commission declared the Registration Statement, as amended by Amendment No. 1, effective. (The Registration Statement and definitive prospectus contained therein are collectively referred to as the "Prospectus.")

        On March 28, 2000, the Company filed a supplement to the Prospectus, dated March 28, 2000, relating to the issuance and sale of up to 442,822 shares of the Company's common stock, $.01 par value per share (the "Common Stock Supplement"), with the Commission. In connection with the filing of the Common Stock Supplement with the Commission, the Company is filing an exhibit as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


Exhibit
No.          Description
-------      -----------
10.1         Form of Purchase Agreement.



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 28, 2000

                                         TEGAL CORPORATION


                                         By: /s/ David Curtis
                                            ------------------------------------
                                            Name: David Curtis
                                            Title: Vice President, Finance and
                                            Administration and Chief
                                            Financial Officer


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                                  EXHIBIT INDEX


Exhibit
No.            Description
-------        -----------
10.1           Form of Purchase Agreement.